                                                                    EXHIBIT 3 A2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Francis Smith, certify that:

1.                I have reviewed this report on Form N-Q of Morgan Stanley
                  Limited Duration U.S. Treasury Trust;

2.                Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
                  circumstances under which such statements were made, not
                  misleading with respect to the period covered by this report;

3.                Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal
                  quarter for which the report is filed;

4.                The registrant's other certifying officer(s) and I are
                  responsible for establishing and maintaining disclosure
                  controls and procedures (as defined in Rule 30a-3(c) under the
                  Investment Company Act of 1940) for the registrant and have:

                  (a)  Designed such disclosure controls and procedures, or
                       caused such disclosure controls and procedures to be
                       designed under our supervision, to ensure that material
                       information relating to the registrant, including its
                       consolidated subsidiaries, is made known to us by others
                       within those entities, particularly during the period in
                       which this report is being prepared;

                  (b)  Omitted;

                  (c)  Evaluated the effectiveness of the registrant's
                       disclosure controls and procedures and presented in this
                       report our conclusions about the effectiveness of the
                       disclosure controls and procedures, as of a date within
                       90 days prior to the filing date of this report, based on
                       such evaluation; and

                  (d)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred
                       during the registrant's most recent fiscal quarter that
                       has materially affected, or is reasonably likely to
                       materially affect, the registrant's internal control over
                       financial reporting; and

5.                The registrant's other certifying officer(s) and I have
                  disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                  (a)  All significant deficiencies and material weaknesses in the design or operation of internal control over
                       financial reporting which are reasonably likely to
                       adversely affect the registrant's ability to record,
                       process, summarize, and report financial information; and

                  (b)  Any fraud, whether or not material, that involves
                       management or other employees who have a significant role
                       in the registrant's internal control over financial
                       reporting.

Date: October 20, 2004

                                                     /s/ Francis Smith
                                                     Francis Smith
                                                     Principal Financial Officer

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